SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  26-Nov-99

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF SEPTEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 1999-NCB)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware          333-76805           33-0852169
(State or Other   (Commission         (I.R.S. Employer
Jurisdiction of   File Number)        Identification
Incorporation)                        Number)

18400 Von Karman
Irvine, California           92612
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 949-863-7243

Item 5.  Other Events

On       26-Nov-99a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         26-Nov-99The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:    NONE

D.      Item 2: Changes in Securities:NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated    26-Nov-99

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 1999-NCB

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:            11/26/99

                  Beginning                                 Ending
                  Certificate                               Certificate
Class   Cusip     Balance(1) PrincipalInterest   Losses     Balance
A-1     64352VBC4 122,461,6322,390,396 615,982.01     $0.00 120,071,236.51
A-2     64352VBD2 56,000,000.     0.00 330,866.67     $0.00 56,000,000.00
A-3     64352VBE0 54,550,000.     0.00 326,845.42     $0.00 54,550,000.00
A-4     64352VBF7 59,090,000.     0.00 370,789.75     $0.00 59,090,000.00
A-5     64352VBG5 24,609,855.     0.00 160,579.30     $0.00 24,609,855.00
A-6     64352VBH3 35,000,000.     0.00 215,541.67     $0.00 35,000,000.00
A-7     64352VBJ9 63,315,344.1,051,821 397,831.42     $0.00 62,263,523.47

Total             415,026,8323,442,2172,418,436.2     $0.00 411,584,614.98

              AMOUNTS PER $1,000 UNIT
                                      Ending                Current
                                      Certificate           Pass-Through
Class   Principal Interest   Total    Balance    Losses     Interest Rate
A-1     19.0602973 4.9116548923.971952957.4118499 0.00000000   5.65875%
A-2     0.00000000 5.908333395.90833331000.000000 0.00000000   7.09000%
A-3     0.00000000 5.991666735.99166671000.000000 0.00000000   7.19000%
A-4     0.00000000 6.275000006.27500001000.000000 0.00000000   7.53000%
A-5     0.00000000 6.524999846.52499981000.000000 0.00000000   7.83000%
A-6     0.00000000 6.158333436.15833341000.000000 0.00000000   7.39000%
A-7     16.4361234 6.2166518322.652775972.9514256 0.00000000   7.54000%


Distribution Date:  26-Nov-99

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 1997

                                                   Group 1    Group 2
a)  Beginning Pool Principal Balance             353,574,56763,730,012.30
     Ending Pool Principal Balance               351,913,20662,766,777.84

b)  Interest from Purchased Loans                       0.00
      Principal from Purchased Loans                    0.00
      Substitution Shortfall Amount                     0.00

c)                           Extra Principal     Basic Principal
                     Class   Distribution        Distribution
                      A-1    729,034.60          1,661,361.42
                      A-2         0.00                  0.00
                      A-3         0.00                  0.00
                      A-4         0.00                  0.00
                      A-5         0.00                  0.00
                      A-6         0.00                  0.00
                      A-7    88,586.76            963,234.46

d)  Available Funds Shortfall                           0.00
      Insured Distribution Amount - Principal           0.00
      Insured Distribution Amount - Interest     2,418,436.24
      Insured Payment                                   0.00
      Reimbursement Amount                              0.00

e)  Overcollateralized Amount                    2,592,114.4 503,254.37
     Overcollateralization Target Amount         14,072,481.2,539,208.51
     Overcollateralization Release Amount               0.00       0.00

                                                   Group 1    Group 2
f)  Servicing Fee                                 147,301.58  26,552.63
      Trustee Fee                                   2,062.52     371.76
      Insurer Premium                              52,398.16   9,339.53

                                                   Group 1    Group 2
g)  Net WAC Cap                                     9.25843%   9.15601%
     Realized Losses                                    0.00               0.00
     Cumulative Realized Losses                         0.00
     Cut-Off Date Pool Balance (includes prefunde420,549,124.36
     Cumulative Realized Losses/Cut-Off Date Pool   0.00000%
     Cumulative Number of liquidated Loans                 0
     Cumulative Balance of liquidated Loans             0.00


                                                  Beginning   Ending
h)  weighted average of the remaining terms of th        324        323
      weighted average Mortgage Rate of the Mortg   9.92881%   9.93137%
      number of the Mortgage Loans outstanding         4,976

i)  Delinquency Advances for the current period   152,393.35
     Servicing Advances for the current period          0.00
     Aggregate Outstanding Delinquency Advances m       0.00*
     Aggregate Nonrecoverable Delinquency Advance       0.00
     Prepayment Interest Shortfalls advanced by t   9,762.20
     *As of current distribution date information
       was not available from servicer
                                                   Group 1    Group 2
j)  Principal Distribution Amount                2,390,396.01,051,821.22
     Interest Distribution Amount                2,020,604.8 397,831.42

k)   Has the Stepdown Requirement been satisfied?         NO
      Has the Servicer Termination Test been viol         NO

Performance Measures used in above tests:
       Rolling  Delinquency Percentage              0.36569%
       Cumulative Loss Percentage                   0.00000%
       Annual Loss Percentage                       0.00000%

                                                   Group 1    Group 2
l)  Prepayment Penalties                          21,325.05       0.00

      Scheduled Principal                        296,429.50  54,704.82
      Full and Partial Prepayments               1,364,931.9908,529.64
      Liquidation Proceeds                             0.00       0.00

m)  Original Cut-off Loan Balance of modified or extended Loans:
                                      Loan NumberOriginal BaCurrent Balance


n)  Residual Class Total Distribution                   0.00

o)  Delinquency And Foreclosure Information:
                                        Group 1
                             # of AccoPrincipal B% of Total
        30-59 Days Delinquent       382,936,054.9     0.834%
        60-89 Days Delinquent       101,039,994.7     0.296%
        90 or more Days Delin        9 983,471.28     0.279%
        Aggregate                   574,959,520.9     1.409%
        The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                             # of AccoPrincipal B% of Total
        Loans in foreclosure        131,427,749.6     0.406%
        Loans in bankruptcy p        4 381,304.77     0.108%
        REO Properties               0       0.00     0.000%



                                        Group 2
                             # of AccoPrincipal B% of Total
        30-59 Days Delinquent        1 271,310.30     0.432%
        60-89 Days Delinquent        0       0.00     0.000%
        90 or more Days Delin        0       0.00     0.000%
        Aggregate                    1 271,310.30     0.432%
        The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                             # of AccoPrincipal B% of Total
        Loans in foreclosure         0       0.00     0.000%
        Loans in bankruptcy p        0       0.00     0.000%
        REO Properties               0       0.00     0.000%

REO Properties               Value of Estimated CUnreimburseValue Established
        Loan BalanLoan NumberProperty of Disposal Advances  by latest appraisal


                                        Group 1
Loans in Foreclosure         Original                         Current
                             Loan-to-V Value of     last    Loan-to-Value
        Loan BalanLoan Number  Ratio   Property  paid-to-dat   Ratio
        $188,488.3     229737   90.00% 210,000.00     7/1/99     89.76%
        $59,902.78     237583   80.00%  75,000.00     7/1/99     79.87%
        $33,513.01     239885   80.00%  42,000.00     7/1/99     79.79%
        $178,534.4     243307   80.00% 224,000.00     8/1/99     79.70%
        $33,730.75     250335   75.00%  45,000.00     7/1/99     74.96%
        $71,742.19     253015   65.00% 115,000.00     7/1/99     62.38%
        $187,301.7     254242   80.00% 235,000.00     7/1/99     79.70%
        $208,836.7     254430   75.00% 279,000.00     8/1/99     74.85%
        $75,766.31     255583   79.17%  95,995.96     7/1/99     78.93%
        $35,208.94     263367   75.00%  47,000.00     8/1/99     74.91%
        $195,609.7     276400   81.67% 239,990.20     8/1/99     81.51%
        $63,180.44     279108   55.00% 115,000.00     8/1/99     54.94%
        $95,934.31     283527   75.00% 128,000.00     8/1/99     74.95%

        $1,427,749.69



                                        Group 2
Loans in Foreclosure         Original                         Current
                             Loan-to-V Value of     last    Loan-to-Value
        Loan BalanLoan Number  Ratio   Property  paid-to-dat   Ratio



          $0.00


        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             NEW CENTURY HOME EQUITY
                             LOAN TRUST

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated:    11/30/99